Shenzhen Branch, Bank of China
Loan Certificate
Date: March 27, 2008
Applicant	Shenzhen BAK Battery Co., Ltd	ID card of the Applicant
Currency	RMB	Amount	40,000,000.00
Loan Term	From March 27, 2008 to March 27, 2009
Annual rate	8.217%
Reference Contract	08851225	Loan type
Stamp of Applicant
Approved by		Stamp